                        OPPENHEIMER TREMONT MARKET NEUTRAL FUND, LLC
                           Supplement dated April 21, 2005 to the
                               Prospectus dated July 30, 2004

     This  Supplement to the Prospectus and Statement of Additional  Information
is in addition to the Supplements dated September 29, 2004 and April 8, 2005.

     The Fund's Board of Managers  resolved at a special  telephonic  meeting of the  Board  held on April 21,  2005 to have the Fund  elect to be  treated  as a corporation for Federal tax purposes,  and in addition, to seek qualification to operate as a regulated  investment  company under the provisions of Subchapter M under the Internal Revenue Code of 1986, as amended.  The new tax treatment will simplify fund  reporting to  investors,  allowing tax reports to be made on Form
1099 instead of the more complex Schedule K-1.

     The Fund currently has a capital account structure  (allowing net increases and  decreases  in the net  value of the  Fund's  assets  to be  allocated  to a particular investor's individual capital account on a generally pro rata basis).
Upon  completion of the Fund's  transition  to the new tax  treatment  (the "Tax
Transition"),  that  structure  will be  replaced  by a standard  corporate-type structure in which shareholders will participate in the Fund's "general account"
on the basis of the number of shares of the Fund they hold relative to the total number of Fund shares outstanding.  After the Tax Transition,  shareholders will be issued  Fund  shares  equal in value to their  capital  accounts  immediately preceding the Tax Transition.  Individual capital accounts will be replaced with a general Fund  account and,  going  forward,  shareholders  will refer to their share balances when calculating the value of an investment in the Fund.

     Because the new tax treatment  will require the Fund to make certain annual distributions,  the Fund also expects to  establish a program for the  automatic
reinvestment  of  these  distributions.   Under  the  Fund's  program,   when  a
shareholder's distribution is reinvested,  additional Fund shares will be issued to that shareholder in an amount equal in value to the distribution.  Unless the
Fund is informed otherwise,  shareholders will be enrolled  automatically in the reinvestment program.

     Subject to the approval of the Fund's  Board of Managers in June 2005,  the
Fund expects to convert the  Incentive  Allocation  (as  described in the Fund's
Prospectus dated July 30, 2004) to an Incentive Fee. By replacing the individual investor  capital  accounts with a general Fund account,  the calculation of the incentive  compensation  will  change  so  that  such  calculation  is made on a
Fund-wide  basis,  rather than  separately  for each member's  capital  account.
Notwithstanding those technical modifications in the manner of calculation,  the new Incentive Fee is intended to replicate substantially the payments associated with the present Incentive Allocation.  In addition,  the Incentive Fee will not represent an increased  fee for any member as compared to the present  Incentive
Allocation.

     Although currently  anticipated,  there can be no guarantee that any of the changes detailed in this supplement will in fact be implemented.  Investors will receive notice as to any decision not to proceed with these changes.

     Before the new tax  treatment  can go into effect,  each  investor  will be given the opportunity to tender all or a portion of their investment in the Fund pursuant to a special  tender  offer (the  "Special  Tender  Offer").  Materials relating to the Special  Tender  Offer are expected to be sent in early May 2005 to all members  that are  investors  at the time the record date is set for such
Special  Tender Offer.  The Special  Tender Offer  materials will describe these matters in greater detail, as will additional Fund documentation  expected to be published later this year. You should review those documents carefully. You also are urged to discuss  these  matters with your  professional  tax and  financial advisors.

April 21, 2005                                                PS0371.007